UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers

On February 26, 2014, Simpson Strong-Tie Company Inc. (“Simpson Strong-Tie”), a wholly-owned subsidiary of Simpson Manufacturing Co., Inc., a Delaware corporation (the “Company”), announced the appointment of Roger Dankel as its President of North American Sales and Ricardo M. Arevalo as its Chief Operating Officer. Mr. Dankel and Mr. Arevalo will succeed Phillip “Terry” Kingsfather, who will retire as Simpson Strong-Tie’s President and Chief Executive Officer. These changes will be effective July 1, 2014.

Roger Dankel, age 50, has been employed with Simpson Strong-Tie since 1993 as a Field Sales Representative until 1997, when he was promoted to Sales Manager of Simpson Strong-Tie’s McKinney, Texas, branch and then Branch Sales Manager in charge of all sales functions of that branch. Mr. Dankel has successfully integrated multiple new products, both acquired and internally developed, into Simpson Strong-Tie’s product line. Mr. Dankel holds a Bachelor of Science degree in Business Administration from Millsaps College.

Ricardo M. Arevalo, age 57, began his career with us in 1999 at the Simpson Strong-Tie branch in Brea, California, as a Field Sales Engineer for the Wood Strong-Wall. From 2002 to 2008, he served as Simpson Strong-Tie’s Branch Engineering Manager for the Southwest United States. In 2008, he was promoted to Simpson Strong-Tie’s Vice President of Engineering, and in that capacity he organized and managed the support structure for multiple engineering groups (Connectors, Lateral systems, Fasteners, Anchors, FRP, RPS, Truss and Engineering Services), standardized policies and modernized and expanded research and test capabilities. Mr. Arevalo is a licensed California structural engineer and civil engineer, past part-time lecturer in timber design at California Polytechnic University at Pomona and the author of several publications on wood structures. He has represented Simpson Strong-Tie on national television promoting deck safety. He holds degrees from California Polytechnic University at San Luis Obispo and the University of California at Santa Barbara. Prior to joining Simpson Strong-Tie, he spent 19 years in private practice as a structural engineer.

On February 25, 2014, the Compensation and Leadership Development Committee of our Board of Directors approved the matters set forth on Exhibit 10 attached hereto and incorporated herein by this reference.

Item 9.01                   Financial Statements and Exhibits

(d)         Exhibits:

Exhibit Number	Description

10	Compensation of Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	March 3, 2014	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10	Compensation of Named Executive Officers